UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-10 Union St. 2nd Floor Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 799-0380

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On August 8, 2022, Planet Green Holdings Corp. (the “Company”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Xianning Xiangtian Energy Holdings Group Co., Ltd. (“Target”), and the shareholder of the Target (the “Seller”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company agreed to make a purchase of 10% equity ownership of the Target from the Seller and the Company shall pay to the Seller an aggregate of RMB 27,675,000 as consideration. The Target is a company that holds LNG production facilities through its subsidiary, and owns other assets. On August 9, 2022, the Parties completed the transaction.

In connection with the closing of the share purchase transaction, the Subsidiary amended its existing VIE agreements to reflect its acquisition of the additional 10% equity interest, copies of which are filed herewith as Exhibits 10.2 through 10.6, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above relating to the closing of the share purchase transaction is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of August 8, 2022, by and among Planet Green Holdings Corp., Xianning Xiangtian Energy Holdings Group Co., Ltd., and the shareholder of Xianning Xiangtian Energy Holdings Group Co., Ltd.
10.2	Amended Consultation and Service Agreement
10.3	Amended Business Cooperation Agreement
10.4	Amended Equity Pledge Agreement
10.5	Amended Equity Option Agreement
10.6	Amended Voting Rights Proxy and Financial Supporting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 9, 2022	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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